EXHIBIT 23.11


                   CONSENT OF SIDLEY AUSTIN BROWN & WOOD LLP



         Sidley Austin Brown & Wood LLP hereby consents to all references made to it in the Registration Statement on Form S-1 of ML JWH Strategic Allocation Fund L.P., as filed with the Securities and Exchange Commission on August 29, 2003.


Date:    August 29, 2003

                               Very truly yours,



                               Sidley Austin Brown & Wood LLP


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